                                                                   Exhibit 10.58

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


                         PATENT CROSS LICENSE AGREEMENT

                                     BETWEEN

               ADVANCED MICRO DEVICES, INC. AND INTEL CORPORATION

This Patent License Agreement ("Agreement") is entered into as of January 1, 2001 ("Effective Date") by and between Advanced Micro Devices, Inc., a Delaware corporation, having an office at One AMD Place, Sunnyvale, CA ("AMD") and Intel Corporation, a Delaware corporation, having an office at 2200 Mission College Blvd., Santa Clara, California 95052, U.S.A. ("Intel").

IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.    DEFINITIONS

      1.1. "Affiliate" shall mean any entity (a) of which a party is a Subsidiary (such entity being a "Parent"), (b) that is a Subsidiary of a party, or (c) that is a Subsidiary of a Parent of a party.

      1.2. "Capture Period" shall mean any time on or prior to the tenth anniversary of the Effective Date.

      1.3.  "AMD Compatible Chipsets" shall mean *****.

      1.4.  "AMD Interface" shall mean *****.

      1.5.  "AMD Licensed Products" shall mean *****.

      1.6.  "AMD Processor" shall mean *****.

      1.7.  "AMD Processor Bus" shall mean *****.

      1.8.  "AMD Proprietary Product" shall mean *****.

      1.9.  "Information System Product" shall mean *****.

      1.10. "Integrated Circuit" shall mean an integrated unit comprising (a) one or more active and/or passive circuit elements associated on one or more substrates, such unit forming, or contributing to the formation of, a circuit for performing electrical functions (including, if provided therewith, housing and/or supporting means) in combination with (b) any and all firmware, microcode or drivers, if needed to cause such circuit to perform substantially all of its intended hardware functionality, whether or not such firmware, microcode or drivers are shipped with such integrated unit or installed at a later time.

      1.11. "Intel Compatible Chipsets" shall mean *****.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

      1.12. "Intel Interface" shall mean *****.

      1.13. "Intel Licensed Products" shall mean *****.

      1.14. "Intel Processor" shall mean *****.

      1.15. "Intel Processor Bus" shall mean *****.

      1.16. "Intel Proprietary Product" shall mean *****.

      1.17. "Licensed Product" shall mean an AMD Licensed Product or an Intel Licensed Product as applicable.

      1.18. "Net Revenue" shall mean the *****. Deductions may not include *****. Calculation of Net Revenue shall be subject to the following terms.

            (a) For sales or other dispositions to end-customers (i.e., not to distributors), AMD may also deduct from Net Revenue *****.

            (b) Sales or other dispositions to an AMD Subsidiary shall not be deemed sales that trigger Net Revenue until *****.

            (c) Sales or other dispositions to a third party that is not an AMD Subsidiary shall be deemed to have occurred as follows.
                  *****.

            (d) When a Royalty-Bearing Unit is sold or disposed of as part of a system rather than as an individual component, the Net Revenue shall be determined as follows, *****.

            (e) When a Royalty-Bearing Unit is sold or disposed of through a transaction in which AMD does not invoice the recipient of the Royalty-Bearing Unit (other than as specified in Section 1.18(b) above), the Net Revenue shall be determined as follows. *****.

            (f) All currency transactions shall be translated to United States dollars using the average daily conversion rate for the period based upon published Wall Street Journal rates.

      1.19. "Patents" shall mean all classes or types of patents other than design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or types of patent rights in all countries of the world (collectively "Patent Rights") that, at any time during the term of this Agreement, are owned or controlled by the applicable party or any of its Subsidiaries or to which such entities have the right to grant licenses, that have a first effective filing date during the Capture Period and to the extent that the applicable party or its Subsidiaries has the right to grant licenses within and of the scope set forth herein and without the requirement to pay consideration to any third party (other than employees of the applicable party or its Subsidiaries) for the grant of a license under this Agreement.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

      1.20. "Processor" shall mean any Integrated Circuit or combination of Integrated Circuits capable of processing digital data, such as a microprocessor or coprocessor (including, without limitation, a math coprocessor, graphics coprocessor, or digital signal processor) that is capable of executing a substantial portion of the instruction set of an AMD Processor or an Intel Processor.

      1.21. "Royalty-Bearing Units" shall mean *****.

      1.22. "Subsidiary" shall mean any corporation, partnership, joint venture, limited liability or other entity, now or hereafter, in which a party

            (a) owns or controls (either directly or indirectly) or originally contributed (either directly or indirectly) at least fifty percent (50%) of the tangible and intangible assets of such entity; and

            (b) owns or controls (either directly or indirectly) either of the following:

                  (1) if such entity has voting shares or other securities, at least fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority and such entity is under no obligation (contractual or otherwise) to directly or indirectly distribute more than seventy percent (70%) of its profits to a third party, or

                  (2) if such entity does not have voting shares or other securities, at least fifty percent (50%) of the ownership interest that represents the right to make decisions for such entity and an interest sufficient to receive at least thirty percent (30%) of the profits and/or losses of such entity.

            (c) An entity shall be deemed to be a Subsidiary under this Agreement only so long as all requisite conditions of being a Subsidiary are met.

2.    MUTUAL RELEASES

      2.1.  AMD. AMD, on behalf of itself and its Subsidiaries, hereby releases,
            ---
            acquits and forever discharges Intel, its Subsidiaries that are Subsidiaries as of the Effective Date or become Subsidiaries during the term of this Agreement, and its and their distributors and customers, direct and indirect, from any and all claims or liability for infringement (direct, induced, indirect or contributory) of any AMD Patents that arise prior to the Effective Date of this Agreement, to the extent such infringement would have been licensed under the license granted to Intel hereunder if such license had been in existence at the time of such infringing activity.

      2.2   Intel. Intel, on behalf of itself and its Subsidiaries, hereby
            -----
            releases, acquits and forever discharges AMD, its Subsidiaries that are Subsidiaries as of the Effective Date or become Subsidiaries during the term of this Agreement, and its and their distributors and customers, direct and indirect, from any and all claims or liability for infringement (direct, induced, indirect or contributory) of any Intel Patents that arose prior to the

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

            Effective Date of this Agreement, to the extent such infringement would have been licensed under the license granted to AMD hereunder if such license had been in existence at the time of such infringing activity.

3.    GRANT OF RIGHTS

      3.1.  AMD License to Intel. Subject to the terms and conditions of this
            --------------------
            Agreement, AMD hereby grants to Intel a non-exclusive, non-transferable ***** worldwide license, without the right to sublicense, under AMD's Patents to:

            (a) make, use, sell (directly or indirectly), offer to sell, import and otherwise dispose of all Intel Licensed Products; and

            (b) make, have made, use and/or import any equipment and practice any method or process for the manufacture, use and/or sale of Intel Licensed Products; and

            (c) have made ***** Intel Licensed Products by another manufacturer for supply solely to Intel for use, import, sale, offer for sale or disposition by Intel pursuant to the license granted above in Section 3.1(a).

      3.2.  Intel License to AMD. Subject to the terms and conditions of this
            --------------------
            Agreement, Intel hereby grants to AMD a non-exclusive, non-transferable ***** worldwide license, without the right to sublicense, under Intel's Patents to:

            (a) make, use, sell (directly or indirectly), offer to sell, import and otherwise dispose of all AMD Licensed Products;

            (b) make, have made, use and/or import any equipment and practice any method or process for the manufacture, use and/or sale of AMD Licensed Products; and

            (c) have made ***** AMD Licensed Products by another manufacturer for supply solely to AMD for use, import, sale, offer for sale or disposition by AMD pursuant to the license granted above in
                  Section 3.2(a).

      3.3.  *****

      3.4. Intel grants to AMD, for use in or with an AMD Licensed Product, licenses under Intel's copyrights in *****. No other copyright license to AMD is provided by this Agreement other than as set forth in this paragraph, either directly or by implication or estoppel.

      3.5. AMD grants to Intel, for use in or with an Intel Licensed Product, licenses under AMD's copyrights in *****. No other copyright license to Intel is provided by this Agreement other than as set forth in this paragraph, either directly or by implication or estoppel.

      3.6   Clarification Regarding *****. The parties understand and
            -----------------------
            acknowledge that the licenses granted hereunder are intended to cover only the products of the two parties to this Agreement, and are not intended to cover *****. Similarly, the licenses provided under this Agreement are not intended to cover *****. Accordingly, by way of

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

            clarification, the following guidelines are provided to aid the determination of whether a party's product is a Licensed Product as defined herein or whether such product is disqualified from being a Licensed Product because *****.

            (a) Products of either party (including, without limitation, Application Specific Integrated Circuits "ASICs") that otherwise meet the definition of Licensed Product are disqualified as Licensed Products if such products *****.

            (b) Products of either party (including, without limitation, ASICs) that otherwise meet the definition of Licensed Product are not disqualified as Licensed Products under ***** this
                  Section 3.6 if:

                  (1)   the party hereto selling such Licensed Product *****; or

                  (2)   the party hereto selling such Licensed Product *****.

      The guidelines set forth in this Section 3.6 restricting the definition of Licensed Product shall not apply to *****.

      The guidelines set forth in this Section 3.6 restricting the definition of Licensed Product shall not apply to the *****.

3.7.  *****

3.8.  Licenses and Subsidiaries.
      -------------------------

      (a)   Intention for Subsidiaries to be Bound.

            (1) Except as expressly set forth herein, the parties intend that this Agreement shall extend to all of each party's Subsidiaries. The parties agree that to the extent they are not already bound, each party shall use reasonable and diligent efforts to ensure that all such Subsidiaries are bound by the terms of this Agreement.

            (2) Each party agrees to take all steps that are reasonable and in good faith under the circumstances to ensure that all Patents directed to inventions that are made by its employees and/or contractors either alone or in conjunction with the employees and/or contractors of one or more of its Subsidiaries or third parties (to the extent legally possible) are licensed under this Agreement. Each party further agrees to take all steps that are reasonable and in good faith under the circumstances to ensure that all Patents directed to inventions that are made in substantial part using funding provided directly or indirectly by that party and/or its Subsidiaries are licensed under this Agreement.

            (3) Notwithstanding the foregoing, however, both parties understand and intend that there are circumstances in which a party could reasonably agree in good faith with an independent third party that the party would not have rights to license and/or enforce Patents directed to inventions

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

                  developed in conjunction with employees and or contractors of such third party. For example, both parties understand that it could be reasonable under the circumstances for a party to agree in good faith not to have rights to license and/or enforce Patents directed to inventions that arise out of:
                  *****.

            (4) Either party to this Agreement shall have the right to request a written confirmation or denial from the other party to this Agreement that a specific Subsidiary is (or is not) bound by this Agreement. A party receiving such a request shall provide such written confirmation (including a full explanation in support of such confirmation or denial) within 30 days after the receipt of the request.

      (b) In the event that neither a party nor any of its Subsidiaries has the right to grant a license under any particular Patent Right of the scope set forth herein, then *****.

      (c)   The parties represent, warrant and covenant that they shall not
            *****.

      (d) If either party or one of their Subsidiaries ("First Party") owns or has the right to enforce or control the enforcement of any rights in any Patent but *****.

      (e) The extension of license rights to a Subsidiary shall apply only during the time period when such Subsidiary meets all requirements of a Subsidiary. However, if a Subsidiary of a party that holds any Patents that are licensed to the other party hereunder ceases to meet all requirements of being a Subsidiary, the licenses granted by such Subsidiary to the other party under this Agreement shall continue for the life of such Patents even after such entity ceases to meet all the requirements of being a Subsidiary.

      (f) Notwithstanding anything to the contrary contained herein, in the event that either party or any of its Subsidiaries obtains rights to any Patents that would be included within the Patents licensed hereunder but for the fact that such a license would require the party granting such license to make payments to a third party, such Patents shall be included within the AMD Patents or the Intel Patents, as the case may be, if the party to whom such would be licensed under this Agreement agrees in a separate written agreement to be bound by, and protect such grantor against, those payment obligations.

      (g) Notwithstanding Section 3.8(e), if a Subsidiary of a party becomes a Former Subsidiary, the other party ("Other Party") agrees that it shall *****, provided that:

            (1)   *****;

            (2)   *****;

            (3)   *****, and;

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


            (4)   For purposes of this Section 3.8(g), *****.


      3.9.  Waiver of Indirect Infringement Liability.
            -----------------------------------------

            (a) For purposes of this Section 3.9, "Indirect Infringement" means a claim for infringement where the accused infringer is not directly infringing the subject patent rights(s), but is in some manner contributing to a third party's direct infringement of the subject Patent Rights(s) by, for example, supplying parts or instructions to the third party that as a result of such parts or instructions enable such third party to infringe directly the subject patent rights(s). Indirect Infringement includes without limitation contributory infringement and inducing infringement.

            (b) Each party agrees that, unless the licenses it has granted hereunder are terminated pursuant to Section 6.2, for any Patents licensed hereunder and/or subject to Section 3.8(d) it will not assert a claim of Indirect Infringement against the other party ("Licensed Party") where such a claim would be based in any part or in any way upon (a) any activity for which the Licensed Party is licensed under this Agreement, or
                  (b) the Licensed Party providing instructions regarding or sample designs related to its Licensed Products. The parties agree that the foregoing sentence does not and shall not in any way limit their respective rights to assert direct or indirect claims of infringement against third parties.

      3.10. No Other Rights. No other rights are granted hereunder, by
            ---------------
            implication, estoppel, statute or otherwise, except as expressly provided herein. Specifically, (i) except as expressly provided in
            Section 3, nothing in the licenses granted hereunder or otherwise contained in this Agreement shall expressly or by implication, estoppel or otherwise give either party any right to license the other party's Patents to others, and (ii) no license or immunity is granted by either party hereto directly or by implication, estoppel or otherwise to any third parties acquiring items from either party for the combination of Licensed Products with other items or for the use of such combination. Nothing in this Section 3 shall be deemed as an agreement or prohibition against the manufacture, use, sale or importation of any product by either party.

4.    ROYALTY PAYMENTS BY AMD

      4.1. AMD agrees to pay INTEL a royalty on the Net Revenue from sales and other dispositions of Royalty-Bearing Units as a percentage of such Net Revenue according to the following schedule:

      Disposition Date of Royalty-Bearing Unit                     Royalty Rate
      ----------------------------------------                     ------------

      *****                                                        *****%
      *****                                                        *****%
      *****                                                        *****%
      *****                                                        *****%

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


      4.2. Intel represents that for the term of this Agreement, *****. The parties agree that in no event shall Intel's performance under the terms of this provision or Intel's breach of this representation be a cause of legal action or termination for material breach.

      4.3. Within ***** (*****) days of the end of each calendar quarter, AMD shall pay the full amount of royalties due with respect to such quarter to Intel by wire transfer for the account of Intel to *****, or such other account as Intel may indicate from time to time. Along with each such payment, AMD shall deliver to Intel a detailed written royalty statement, in a form reasonably acceptable to Intel, which shows the sum of the ***** each allowed deduction applied by AMD to arrive at the ***** sold or otherwise disposed of, the royalty rate in effect, and the total royalty due to Intel. All royalty notices and reports shall be delivered to Intel at the following address, until such address is changed by notice from
            Intel:

                           Intel Corp
                           2111 NE 25th Ave
                           Hillsboro, OR  97124
                           MS JF3-149

      4.4. All payments shall be made free and clear without deduction for any and all present and future taxes imposed by any taxing authority. In the event that AMD is prohibited by law from making such payments unless such deductions are made or withheld therefrom, then AMD shall pay such additional amounts as are necessary in order that the net amounts received by INTEL, after such deduction or withholding, equal the amounts which would have been received if such deduction or withholding had not occurred. AMD shall promptly furnish INTEL with a copy of an official tax receipt or other appropriate evidence of any taxes imposed on payments made under this Agreement, including taxes on any additional amounts paid. In cases other than taxes referred to above including but not limited to sales and use taxes, stamp taxes, value added taxes, property taxes and other taxes or duties imposed by any taxing authority on or with respect to the Agreement, the costs of such taxes or duties shall be borne by AMD. In the event that such taxes or duties are legally imposed initially on INTEL or INTEL is later assessed by any taxing authority, then INTEL will be promptly reimbursed by AMD for such taxes or duties together with any penalties, fines and interest thereon, except for interest, fines and/or penalties assessed due to the negligence, failure or fault of INTEL which interest, fines and/or penalties remain the sole obligation of INTEL. This clause shall survive the termination of the Agreement. Notwithstanding the foregoing, AMD shall not be responsible for taxes on or measured by Intel's net income.

      4.5. INTEL agrees to make every good faith effort to notify AMD's tax department within ten (10) days of any audit, notice, assessment or other action affecting sales, use, stamp, value added, property or other taxes to be paid directly or indirectly by AMD. INTEL grants AMD the right to pursue a separate action against any governmental unit that asserts such taxes against INTEL and INTEL agrees to cooperate in a reasonable manner with AMD for the purpose of minimizing taxes, that pursuant to this section are to be paid directly or indirectly by AMD.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

      4.6. AMD agrees that any payments required under the terms of this Agreement which are not paid when due will accrue interest at the ***** rate established by ***** (on the first business day after any such payment is due), where such interest shall accrue starting ***** (*****) days after the due date as established by this Agreement. The right to collect interest on such late payments shall be in addition to any other rights that INTEL may have herein.

      4.7. AMD covenants that it will maintain adequate accounting records of all production, sales, leases or other dispositions of ***** for purposes of audit sufficient to permit a reasonable confirmation of AMD's compliance with its royalty obligations herein for a period of three (3) years after sale or other disposition of each *****. The foregoing information shall be used solely for audit purposes.

      4.8. The parties agree that INTEL shall have the right to conduct audits of AMD for the purpose of determining that the terms of this Agreement are being met. Such audits shall be held at any reasonable time during business hours but no more than once in each calendar year. An independent certified public accounting firm selected and paid by INTEL and reasonably satisfactory to AMD shall conduct such audits. The purpose of such audits shall be to verify that the terms of this Agreement are being met, including the royalty statements and payments provided herein. AMD agrees to provide such accounting firm with reasonable access to accounting records and information requested during an audit. The information will be made available to the accounting firm under conditions of confidentiality and it will report to INTEL and to AMD only whether the terms of this Agreement are being met, including without limitation that payments have been properly reported on and paid or, if not, the amount of any overpayment or underpayment. This provision will survive the last payment of a royalty under this Agreement for a period of three (3) years. Should the audit discover any errors or omissions by AMD resulting in an underpayment of more than five percent (5%) of the amount due with respect to any reporting period, AMD shall reimburse Intel for the full costs of such audit.

      4.9. The parties hereby agree that the above royalty rates are a reasonable compromise for ease of accounting and administration based on the fact that neither party wishes to keep strict records of the Intel Patents that each Royalty-Bearing Unit or the manufacturing processes therefor infringes based on AMD's constantly changing product mix, manufacturing technology and the likelihood that Intel will receive new patents covering both such products and processes during the term of this Agreement.

5.    PRIOR LICENSE

      5.1 This Agreement supersedes the patent cross license agreement made by the parties hereto with an Effective Date of ***** and the rights and licenses of each party under, or with respect to the patents of the other party and its Subsidiaries shall be governed by this Agreement beginning with the Effective Date. However, *****. The License Agreement dated ***** between Intel and AMD, and extensions thereof, as modified in

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

            ***** shall govern all patent license grants between Intel and AMD for all patents having an issue date in the country of issue *****. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit, terminate or have any other effect upon any patent licenses between the parties (other than those specifically identified above in this Section 5.1), including without limitation specific or special purpose patent licenses such as the ***** or other such agreement.

6.    EFFECTIVE DATE, TERM AND TERMINATION FOR CAUSE

      6.1.  Term. This Agreement and the rights and licenses granted hereunder
            ----
            shall become effective on the Effective Date, and shall continue in effect until terminated by a party pursuant to Section 6.2. The parties agree to meet one (1) year prior to the expiration of the Capture Period to negotiate in good faith for a renewal of the license. However, nothing in this paragraph or this Agreement obligates either party to renew this Agreement, enter into any other agreements or grant any other licenses now or in the future.

      6.2.  Termination for Cause.
            ---------------------

            (a) A party may terminate the other party's rights and licenses hereunder upon notice if the other party hereto commits a material breach of this Agreement and does not correct such breach within sixty (60) days after receiving written notice complaining thereof. In the event of such termination, the rights and licenses granted to the defaulting party shall terminate, but the rights and licenses granted to the party not in default shall survive such termination of this Agreement subject to its continued compliance with the terms and conditions of this Agreement.

            (b) A party hereto may terminate this Agreement upon sixty (60) days written notice of termination to the other party given at any time upon or after:

                  (1) the filing by the other party of a petition in bankruptcy or insolvency;

                  (2) any adjudication that the other party is bankrupt or insolvent;

                  (3) the filing by the other party of any petition or answer seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency;

                  (4) the appointment of a receiver for all or substantially all of the property of the other party;

                  (5) the making by the other party of any assignment for the benefit of creditors;

                  (6) the institution of any proceedings for the liquidation or winding up of the other party's business or for the termination of its corporate charter;

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

                  (7) the other party undergoes a Change of Control. For purposes of this Section 6.2(b)(7), "Change of Control" shall mean a transaction or a series of related transactions in which (i) one or more related parties who did not previously own at least a fifty percent (50%) interest in a party to this Agreement obtain at least a fifty percent (50%) interest in such party, and, in the reasonable business judgment of the other party to this Agreement, such change in ownership will have a material effect on the other party's business, or (ii) a party acquires, by merger, acquisition of assets or otherwise, all or any portion of another legal entity such that either the assets or market value of such party after the close of such transaction are greater than one and one third (1 1/3) of the assets or market value of such party prior to such transaction.

      6.3.  Survival. The provisions of Sections 1, 2, 4.5, 5, 6.3, 7 and 9 will
            --------
            survive any termination or expiration of this Agreement.

7.    DISCLAIMER

      7.1.  Nothing contained in this Agreement shall be construed as:

            (a) a warranty or representation by either of the parties to this Agreement as to the validity, enforceability or scope of any class or type of Patent Right; or

            (b) a warranty or representation that any manufacture, sale, lease, use or other disposition of Licensed Products hereunder will be free from infringement of any patent rights or other intellectual property rights of either party or any third party.

            (c) an agreement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

            (d) conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either party; or

            (e) conferring by implication, estoppel or otherwise, upon any party licensed hereunder, any license or other right under any Patent Rights, copyright, maskwork, trade secret, trademark other intellectual property right except the licenses and rights expressly granted hereunder; or

            (f) an obligation to furnish any technical information or know-how.

      7.2.  NO IMPLIED WARRANTIES. EACH PARTY HEREBY DISCLAIMS ANY IMPLIED
            ---------------------
            WARRANTIES WITH RESPECT TO THE PATENTS LICENSED HEREUNDER, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------

8.    ASSIGNMENT

      8.1.  No Assignment. This Agreement is personal to the parties, and the
            -------------
            Agreement or any right or obligation hereunder is not assignable, whether in conjunction with a change in ownership, merger, acquisition, the sale or transfer of all, or substantially all or any part of a party's business or assets or otherwise, either voluntarily, by operation of law, or otherwise, without the prior written consent of the other party, which consent may be withheld at the sole discretion of such other party. Any such purported assignment or transfer shall be deemed a breach of this Agreement and shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

      8.2.  Limited Exception. As a limited exception to Sections 6.2 and 8.1,
            -----------------
            either party (but not any of its successors or assigns) may assign the licenses granted under this Agreement pursuant to *****, subject to the following conditions:

            (a)   The assigning party ("Assignor") must *****.

            (b)   *****.

            (c) The licenses granted to Assignor hereunder terminate immediately upon any such assignment and only the assignee shall be entitled to the benefit of such licenses.

            (d)   *****.

            (e) Prior to any such assignment becoming effective, the assignee must:

                  (1)   *****, and

                  (2)   *****

                  (3)   *****.


9.    MISCELLANEOUS PROVISIONS

      9.1.  Authority. Each of the parties hereto represents and warrants that
            ---------
            it has the right to grant the other the licenses granted hereunder.

      9.2.  Notice. All notices required or permitted to be given hereunder
            ------
            shall be in writing and shall be delivered by hand, or if dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


            If to AMD:                     If to Intel:
            ---------                      -----------

            General Counsel                General Counsel
            Advanced Micro Devices, Inc.   Intel Corporation
            One AMD Place                  2200 Mission College Blvd.
            Sunnyvale, CA 94088            Santa Clara, CA 95052
            United States of America       United States of America


            Such notices shall be deemed to have been served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

      9.3.  No Rule of Strict Construction. Regardless of which party may have
            ------------------------------
            drafted this Agreement, no rule of strict construction shall be applied against either party. If any provision of this Agreement is determined by a court to be unenforceable, the parties shall deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

      9.4.  Taxes. Each party shall be responsible for the payment of its own
            -----
            tax liability arising from this transaction except as otherwise provided in section 4.5.

      9.5.  Entire Agreement. This Agreement embodies the entire understanding
            ----------------
            of the parties with respect to the subject matter hereof, and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

      9.6.  Modification; Waiver. No modification or amendment to this
            --------------------
            Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

      9.7.  Governing Law. This Agreement and matters connected with the
            -------------
            performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of Delaware, without reference to conflict of laws principles.

      9.8.  Jurisdiction. Intel and AMD agree that all disputes and litigation
            ------------
            regarding this Agreement and matters connected with its performance shall be subject to the exclusive jurisdiction of the courts of the State of Delaware or of the Federal courts sitting therein.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


      9.9.  Dispute Resolution. All disputes arising directly under the express
            ------------------
            terms of this Agreement or the grounds for termination thereof shall be resolved as follows: First, the senior management of both parties shall meet to attempt to resolve such disputes. If the senior management cannot resolve the disputes, either party may make a written demand for formal dispute resolution. Within thirty (30) days after such written demand, the parties agree to meet for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one-day mediation, either party may begin litigation proceedings.

      9.10. Confidentiality of Terms. The parties hereto shall keep the terms of
            ------------------------
            this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

            (a)   with the prior written consent of the other party; or

            (b)   to any governmental body having jurisdiction to call therefor;
                  or

            (c) subject to (d) below, as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; or

            (d) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order and (b) the disclosing party informs the other party in writing at least ten (10) days in advance of the disclosure; or

            (e) in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions.

            The parties shall cooperate in preparing and releasing an announcement, if any, relating to this Agreement.

      9.11. Compliance with Laws. Anything contained in this Agreement to the
            --------------------
            contrary notwithstanding, the obligations of the parties hereto and of the Subsidiaries of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties hereto or the Subsidiaries of the parties, and to orders, regulations, directions or requests of any such government.

      9.12. Force Majeure. The parties hereto shall be excused from any failure
            -------------
            to perform any obligation hereunder to the extent such failure is caused by war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                        INTEL & AMD CONFIDENTIAL
                                                        ------------------------


WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date below written.

INTEL CORPORATION            AMD


By:  /s/ C. R. Barrett       By:  /s/ Hector Ruiz
----------------------       --------------------------


      Craig Barrett                Hector de J. Ruiz
-------------------------    -----------------------------
Printed Name                 Printed Name

            CEO                          COO
-------------------------    -----------------------------
Title                        Title

        May 1, 2001                   May 4, 2001
-------------------------    -----------------------------
Date                         Date